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                                                                    EXHIBIT 7.5

                            AGREEMENT OF JOINT FILING

         Cooper River Properties, L.L.C., Insignia Properties, L.P., Insignia Properties Trust and Apartment Investment and Management Company agree that the Statement on Schedule 13D to which this Agreement is attached as an exhibit, and all future amendments to this Statement, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Dated: January 25, 1999


                                         COOPER RIVER PROPERTIES, L.L.C.

                                         By:   AIMCO Properties, L.P.,
                                               its managing member

                                         By:   AIMCO-GP, Inc.,
                                               its General Partner


                                         By:   /s/ PATRICK J. FOYE
                                               -------------------------------
                                               Patrick J. Foye
                                               Executive Vice President


                                         INSIGNIA PROPERTIES, L.P.

                                         By:   Insignia Properties Trust,
                                               its General Partner


                                         By:   /s/ PATRICK J. FOYE
                                               -------------------------------
                                               Patrick J. Foye
                                               Executive Vice President


                                         INSIGNIA PROPERTIES TRUST


                                         By:   /s/ PATRICK J. FOYE
                                               -------------------------------
                                               Patrick J. Foye
                                               Executive Vice President


                                         APARTMENT INVESTMENT AND
                                         MANAGEMENT COMPANY


                                         By:   /s/ PATRICK J. FOYE
                                               -------------------------------
                                               Patrick J. Foye
                                               Executive Vice President